Exhibit 10.3
Form of Warrant
This Warrant and the underlying shares of Common Stock represented by this Warrant have not been registered under the Securities Act of 1933 (the “Act”), and are “restricted securities” as that term is defined in Rule 144 under the Act. The securities may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company.

September _____ , 2007	Warrant No. _____
***SMART MOVE, INC.***
WARRANT TO PURCHASE SHARES OF COMMON STOCK
Warrant to Purchase [100,000] Shares
(subject to adjustment as set forth herein)
Exercise Price [$7.50] Per Share
(subject to adjustment as set forth herein)
VOID AFTER 3:00 P.M., MOUNTAIN TIME, ON
December 5, 2011
THIS CERTIFIES THAT                                         , is entitled to purchase from Smart Move, Inc., a Delaware corporation (hereinafter called the “Company”) with its principal office located at 5990 Greenwood Plaza Blvd., Suite 390, Greenwood Village, Colorado 80111, at any time before 3:00 P.M., Mountain Time, on December 5, 2011 (the “Termination Date”), at the purchase price of [$7.50] per share, the number of shares (the “Shares”) of the Company’s common stock (the “Common Stock”) set forth above. The number of Shares purchasable upon exercise of this Warrant and the Exercise Price per Share shall be subject to adjustment from time to time as set forth in Section 4 below if the number of outstanding shares of Common Stock of the Company shall be increased or decreased as a result of a stock split, a reverse stock split or similar recapitalization or reclassification of stock not involving any change in the shareholder’s equity or the aggregate market value of shares outstanding as a result thereof,
SECTION 1. DEFINITIONS.
In addition to the terms defined elsewhere in this Warrant, the terms set forth on the Definitions Schedule to this Warrant shall have the meanings set forth on such Schedule.
SECTION 2. COVERED SHARES; EXERCISE OF WARRANT.
Subject to the conditions set forth in this Warrant, the Warrant may be exercised in whole or in part during the Exercise Period, but in no event subsequent to the end of the Exercise Period, by the surrender of the Warrant (with the subscription form attached to this Warrant duly completed and executed) at the principal office of the Company at 5990 Greenwood Plaza Blvd, Suite 390, Greenwood Village, Colorado 80111, and upon payment of the applicable Exercise Price in cash or other immediately available funds. At the option of the exercising Holder, payment may be made by (a) cash or other immediately available funds.
The right granted by the Warrant to acquire Shares shall expire at the end of the Exercise Period, and such right shall be wholly null and void to the extent the Warrant is not exercised before that time. The Company shall pay all reasonable expenses, taxes and other charges payable in connection with the preparation, execution and delivery of any certificates or other documents evidencing the Shares under this §2. Notwithstanding the surrender of the Warrant upon its exercise, the rights and obligations of the Company and the Holders as set forth in this Warrant shall continue in full force and effect.

SECTION 3. RESERVATION.
At all times during the Exercise Period, the Company shall reserve and keep available the maximum number of authorized but unissued Shares, solely for the purpose of issuing, upon the exercise of the Warrant, a number of Shares equal to the number of Underlying Shares.
SECTION 4. ADJUSTMENT OF NUMBER OF SHARES.
The number of Warrant Shares and the Warrant Price shall be subject to adjustment if the number of outstanding Shares of Common Stock of the Company shall be increased or decreased as a result of a stock split, a reverse stock split or similar recapitalization or reclassification of stock not involving any change in the shareholder’s equity or the aggregate market value of shares outstanding as a result thereof. The Warrant Price and number of Shares shall be proportionately adjusted so that the percentage of the Common Stock acquirable by the Holder upon exercise immediately prior to the event and immediately following the event remains the same.
SECTION 5. DISSOLUTION OR LIQUIDATION; DIVIDENDS AND DISTRIBUTIONS.
Upon any proposed distribution of the assets of the Company in dissolution or liquidation, the Company shall mail notice of such distribution to each Holder and shall make no distribution to its shareholders until the expiration of forty five (45) days from the date of mailing of such notice. Upon receipt of such notice, each Holder may exercise the Warrant at any time prior to the expiration of such 45-day period and thereafter receive any distributions made to shareholders of the Company in connection with such dissolution or liquidation.
SECTION 6. FULLY PAID SHARES; TAXES; FRACTIONAL SHARES.
The Company covenants and agrees that the Warrant Shares will, at the time of delivery upon the exercise of the Warrant, be validly issued and outstanding and be fully paid and nonassessable. The Company further covenants and agrees that it will pay when due and payable any and all federal and state issuance taxes that may be payable in respect of the Warrant or any Warrant Shares or certificates issued upon the exercise of the Warrant. The Company shall not, however, be required to pay any tax which may be payable in respect of any Transfer involving a Transfer of Warrant Shares in the name other than that of a Holder, and any such tax shall be paid by the Holder requiring such Transfer. Fractional Warrant Shares shall be issued upon the exercise of the Warrant in any case in which the Underlying Shares are not a whole number and the Holder does not agree to accept cash in lieu of such fractional Warrant Shares.
SECTION 7. NOTIFICATION OF SHAREHOLDER MATTERS.
Prior to the exercise in full of the Warrant, the Company shall use reasonable efforts to cause any notice submitted to the shareholders of the Company also to be provided to the Holder, but shall have no liability to the Holder for failure to provide any such notice with respect to any matters which are disclosed by the Company to its shareholders or which are available to shareholders pursuant to the Company’s electronic filings with the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934.

SECTION 8. RESTRICTIONS ON TRANSFERABILITY OF WARRANTS AND SHARES; COMPLIANCE WITH LAWS.
8.1. In General. Neither the Warrant nor any Warrant Shares shall be Transferred except upon the conditions specified in this Warrant, which conditions are intended to insure compliance with the provisions of the Securities Act (or any similar federal statute at the time in effect) and any applicable state securities laws in respect of any such Transfer.
8.2. Restrictive Legend. The Warrant Shares shall be represented by certificates, and, unless otherwise permitted by the provisions of this §8.2, shall be marked with a legend reading substantially as follows:
THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSCENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. ANY SUCH SALE, ASSIGNMENT OR TRANSFER MUST ALSO BE MADE IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.
If a registration statement covering the Warrant or any Warrant Shares shall become effective under the Securities Act and under any applicable state securities laws, or if the Company shall receive an opinion of counsel reasonably satisfactory to the Company (which shall include counsel to the Company and counsel to the original Holder of the Warrant) that, in the opinion of such counsel, such legend is not required (including, without limitation, because of the availability of an exemption afforded by Rule 144(k) under the Securities Act), the Company shall, or shall instruct its transfer agents and registrars to, remove such legend or issue new Warrants or certificates without such legend. Upon the reasonable written request of a Holder, the Company shall forthwith request counsel to render an opinion with respect to the matters covered in this paragraph, and the Company shall pay all expenses in connection with such matters.
SECTION 9. PIGGYBACK REGISTRATION RIGHTS.
9.1 Piggyback Registration Rights. If the Company proposes to register any of its stock or other securities under the 1933 Act (including for this purpose a registration effected by the Company for stockholders other than the Holder, but excluding any registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan, a registration made on Form S-4 or any successor forms then in effect, or an SEC Rule 145 transaction), the Company shall, at such time, promptly give Holder written notice of such registration. Upon the written request of Holder given within thirty (30) days after such notice by the Company, the Company shall cause to be registered under the 1933 Act, the number of Warrant Shares acquired or acquirable by the Holder upon Exercise of the Warrant has requested to be registered, provided, however, that if the offering is an underwritten offering, and the underwriter for the offering requires a limitation of the number of shares to be included in such registration, such limitation shall be applied on a pro-rata basis among all other holders of piggyback registration rights. The expense of any such registration shall be paid by the Company.
9.2 Indemnification.
A. The Company agrees to indemnify and hold harmless, to the extent permitted by law, each Holder of registrable securities under §9.1, its officers, directors, partners, employees and agents and each Person who controls such Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses arising out of or based upon any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Holder expressly for use therein or by such Holder’s failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such Holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Holders of registrable securities.

B. In connection with any registration statement in which the shares of a Holder of registrable securities are being registered for resale pursuant to §9. hereof, each such Holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify and hold harmless the Company, its directors, officers, employees and agents and each Person who controls the Company (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses arising out of or based upon any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such Holder and is not cured in a timely manner; provided that the obligation to indemnify will be individual to each Holder and will be limited to the amount of proceeds received by such Holder from the sale of registrable securities pursuant to such registration statement.
C. Any person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in the reasonable judgment of such indemnified party a conflict of interest between such indemnified and indemnifying parties exists with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of legal counsel to any indemnified party a conflict of interest exists between such indemnified party and any other of such indemnified parties with respect to such claim.
D. The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and will survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company’s indemnification is unavailable for any reason.
9.3 Participation in Underwritten Registration. No Holder or person claiming any rights attributable to Holder’s interest may participate in any registration hereunder which is underwritten unless such person (a) agrees to sell such person’s securities on the basis provided in any underwriting arrangements approved by the person or persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided that no Holder of registrable securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters other than representations and warranties regarding such Holder and such Holder’s intended method of distribution.

SECTION 10. LOST, STOLEN WARRANTS, ETC.
If the Warrant or any certificates evidencing Warrant Shares shall be mutilated, lost, stolen or destroyed, the Company shall issue a new Warrant or certificate of like date, tenor and denomination and deliver the same in exchange and substitution for and upon surrender and cancellation of the mutilated Warrant or certificate, or in lieu of the Warrant or certificate lost, stolen or destroyed, upon receipt of evidence reasonably satisfactory to the Company (an affidavit of the Holder shall be deemed sufficient) of the loss, theft or destruction of such Warrant or certificate.
SECTION 11. MISCELLANEOUS.
11.1. Holder Not A Shareholder. Except as otherwise specifically provided in this Warrant, prior to the exercise of the Warrant no Holder shall be entitled to any of the rights of a shareholder of the Company, including the right as a shareholder to (a) vote or consent or (b) receive dividends or any other distributions made in respect of Shares.
11.2. Notices. Any notice, demand or delivery to be made pursuant to the provisions of this Warrant shall be in writing and (a) shall be deemed to have been given or made one day after the date sent (i) if by the Company, by prepaid overnight delivery addressed to each Holder at its last known address appearing on the books of the Company maintained for such purpose or (ii) if by a Holder, by prepaid overnight delivery, addressed to the Company at the Company’s address as set forth in §2; and (b) if given by courier or confirmed facsimile transmission shall be deemed to have been made or given when received. Each Holder and the Company may each designate a different address by notice to the other in the manner provided in this §11.2.
11.3. Successors and Assigns. Subject to all conditions and limitations contained herein and to the requirements of applicable law, this Warrant and the rights evidenced by the Warrant shall inure to the benefit of and be binding upon the lawful successors and assigns of the Company and each Holder. The provisions of this Warrant are intended to be for the benefit of the Holders of the Warrant or the Warrant Shares and shall be enforceable by the Holders.
11.4. Actions by Holder; Amendments and Waivers. Any provision of this Warrant may be amended, waived or modified upon the written consent of the Company and the Holder.  Any amendment, waiver, modification or consent entered into pursuant to this Section 11.4 shall be effective only in the specific instance and for the specific purpose for which it was given.
11.5. Headings; Severability. The descriptive headings of sections of this Warrant are provided solely for convenience of reference and shall not, for any purpose, be deemed a part of this Warrant. Should any part of the Warrant or this Warrant for any reason be declared invalid, such decision shall not affect the validity of any remaining portion, which shall remain in force and effect as if the Warrant and this Warrant had been executed with the invalid portion eliminated. It is the intention of the Company and the Holder that they would have executed and accepted the remaining portion of the Warrant and this Warrant without including in such remaining portion any such part, parts or portion which may, for any reason, be hereafter declared invalid.
11.6. Governing Law. The Warrant and this Warrant and all matters concerning the Warrant and this Warrant shall be governed by the laws of the State of Colorado for contracts entered into and to be performed in such state without regard to principles of conflicts of laws; provided however, that with respect to the Company’s internal corporate matters, the laws of the State of Delaware shall govern.
11.7. Survival of Certain Provisions. Except as otherwise provided, the provisions of this Warrant shall survive the exercise of the Warrant and shall continue in full force and effect following such exercise until all Warrant Shares are no longer restricted securities under the federal securities laws.

11.8. Specific Performance. The Company acknowledges and agrees that the Holders would be damaged irreparably in the event any of the provisions of this Warrant are not performed in accordance with their specific terms or otherwise are breached. Accordingly, the Company agrees that the Holders shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Warrant and to enforce specifically this Warrant and the terms and provisions of this Warrant in any action instituted in any federal or state court in the United States having jurisdiction over the parties and the matter, in addition to any other remedy to which the Holders may be entitled, at law or in equity.
11.9. Consent to Jurisdiction. THE COMPANY HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF DENVER, STATE OF COLORADO AND IRREVOCABLY AGREES THAT, SUBJECT TO THE HOLDER’S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS WARRANT SHALL BE LITIGATED IN SUCH COURTS. THE COMPANY ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER FINANCING DOCUMENT. THE COMPANY DESIGNATES AND APPOINTS CHRIS SAPYTA, AND SUCH OTHER PERSON AS MAY HEREAFTER BE SELECTED BY THE COMPANY WHO IRREVOCABLY AGREES IN WRITING TO SO SERVE AS ITS AGENT TO RECEIVE ON ITS BEHALF SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDINGS IN ANY SUCH COURT, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY THE COMPANY TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. A COPY OF ANY SUCH PROCESS SO SERVED SHALL BE MAILED BY THE HOLDER BY REGISTERED MAIL TO THE COMPANY AT ITS ADDRESS PROVIDED IN §12.2 AND SHALL BE DEEMED TO HAVE BEEN RECEIVED BY THE COMPANY FIVE (5) DAYS AFTER BEING SO MAILED. IF ANY AGENT APPOINTED BY THE COMPANY REFUSES TO ACCEPT SERVICE, THE COMPANY HEREBY AGREES THAT SERVICE UPON IT BY MAIL SHALL CONSTITUTE SUFFICIENT NOTICE. NOTHING IN THIS WARRANT SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF HOLDER TO BRING PROCEEDINGS AGAINST THE COMPANY IN THE COURTS OF ANY OTHER JURISDICTION.
11.10. Waiver of Jury Trial. EACH OF THE COMPANY AND THE HOLDER HEREBY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (A) THIS WARRANT, OR (B) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN THE HOLDER AND THE COMPANY; OR (C) ANY CONDUCT, ACTS OR OMISSIONS OF THE COMPANY OR THE HOLDER OR ANY OF THEIR DIRECTORS, MANAGERS, OFFICERS, EMPLOYEES, AGENTS, PARTNERS, REPRESENTATIVES, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH THE COMPANY OR THE HOLDER; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN TORT OR OTHERWISE. EACH OF THE COMPANY AND THE HOLDER ALSO WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS WARRANT, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH OF THE COMPANY AND THE HOLDER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS WARRANT OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE WARRANT. EACH OF THE COMPANY AND THE HOLDER FURTHER WARRANTS AND REPRESENTS THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

IN WITNESS WHEREOF, this Warrant has been duly executed as of the day and year first above written.

SMART MOVE, INC.

Chris Sapyta
President

ELECTION TO EXERCISE WARRANT (CASH EXERCISE)
TO: Smart Move, Inc.:
The undersigned registered holder of the Warrant, a true and correct copy of which is attached to this election notice, irrevocably exercises the Warrant and purchases pursuant to such exercise  _____  Shares of the Company, makes payment of $  _____  for such Shares, and requests that the certificates for such Shares be issued in the name of the undersigned holder or its nominee and delivered to such holder at holder’s address on the books of the Company.

Entity Name (if applicable):

By:

Name:

Title:

Date:

ASSIGNMENT
FOR VALUE RECEIVED, the undersigned registered holder of the Warrant attached to this assignment notice, sells, assigns and transfers unto                      the Warrant and all rights evidenced by such Warrant and does irrevocably constitute and irrevocably appoints Corporate Stock Transfer, Inc. or other duly appointed transfer agent for the securities as the undersigned’s attorney to transfer such Warrant on the books of the Company.

Entity Name	(if applicable):

By:

Name:

Title:

Date:

Warrant Definitions Schedule
As used in this Warrant, the following terms have the following respective meanings:
“Company” means Smart Move, Inc., a Delaware corporation, and any successor to all or substantially all of the assets and business of Smart Move, Inc. Unless the context otherwise indicates, “Company” shall also include all Subsidiaries of the Company.
“Exercise Period” means the period commencing on the First Exercise Date and terminating at 3:00 p.m., Denver time, on the Expiration Date.
“Expiration Date,” with reference to this Warrant, means December 5, 2011.
“First Exercise Date” means the date of original issuance of the Warrant.
“Holder” means a registered holder of the Warrant and, if the context so indicates, the holder of Shares.
“Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations under such act, all as the same shall be effect at the time.
“Shares” means, shares of the Company’s common stock, par value $.0001 per share, and stock of any other class into which such shares may hereafter be changed or reclassified.
“Transfer” means any sale, transfer, issuance, assignment, pledge or other disposition or conveyance of Shares or the Warrant.
“Underlying Shares” means the Shares issuable upon exercise of the Warrant.
“Warrant” means the Warrant issued on the date of this Warrant to the Holder and any warrant issued in exchange or substitution for the Warrant.
“Warrant Shares” means the Shares obtained upon exercise of the Warrant.